NUMBER                                                          SHARES

     IB

 COMMON STOCK                                                  CUSIP 462633 10 8
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


                            IPSWICH BANCSHARES, INC.

        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS


THIS CERTIFIES THAT








is the owner of




           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          $.10 PAR VALUE PER SHARE, OF

Ipswich Bancshares, Inc., transferable on the books of Ipswich Banshares, Inc. in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares of Common Stock represented hereby are issued and shall be held subject to the laws of the Commonwealth of Massachusetts and the Charter and By-Laws of Ipswich Bancshares, Inc. as now or hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
      WITNESS the facsimile seal of the company and the facsimile signatures of its duly authorized officers.



Dated:

COUNTERSIGNED AND REGISTERED:
     REGISTRAR AND TRANSFER COMPANY
               TRANSFER AGENT
               AND REGISTRAR

AUTHORIZED SIGNATURE

                            Ipswich Bancshares, Inc.
/s/ Francis Kenney              INCORPORATED              /s/ David L. Grey
------------------                                        -----------------
Francis Kenney                      1999                  David L. Grey
         Treasurer                                           President and Chief
                                MASSACHUSETTS                Executive Officer

                            IPSWICH BANCSHARES, INC.

The Corporation is authorized to issue more than one class or series of stock. A copy of the preferences, powers qualifications and rights of each class and series will be furnished by the Corporation without charge to any shareholder upon written request.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common          UNIF GIFT MIN ACT -          Custodian
                                                            ---------          ---------
                                                             (Cust)             (Minor)

TEN ENT - as tenants by the entireties                      under Uniform Gifts to Minors

JT TEN  - as joint tenants with right                       ACT
          of survivorship and not as                          --------------------------
          tenants in common                                           (State)



    Additional abreviations may also be used though not in the above list.

For value received,                        hereby sell, assign and transfer unto
                    -----------------------

  PLEASE INSERT SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE

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--------------------------------------------------------------------------SHARES
represented by the within certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises

Dated,
      -----------------------------


                                             -----------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.